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                                                                 EXHIBIT 10.8

                 INTERCREDITOR AND COLLATERAL SHARING AGREEMENT

         This Intercreditor and Collateral Sharing Agreement (the "Agreement") is dated as of February 29, 2000 and is entered into by and among ALTIVA FINANCIAL CORPORATION, a Delaware corporation (the "Borrower"), Value Partners, Ltd. ("Value Partners"), as the initial holder of the Convertible Notes, as that term is defined below, the Replacement QIB Noteholders, the Replacement Non-QIB Noteholders, as both such terms are defined below, and United States Trust Company of New York (the "Collateral Agent"), in its capacity as collateral agent for the Convertible Noteholders, the Replacement Non-QIB Noteholders and the Replacement QIB Noteholders. Certain capitalized terms in the Recitals below are defined in Section 1 hereof. Exhibits attached hereto are by this reference incorporated herein.

                                    RECITALS

         1. Pursuant to the Purchase Agreement, Value Partners, Ltd. has purchased $14,000,000.00 in the aggregate of 12% Secured Convertible Notes Due 2006 (the "Convertible Notes"). Value Partners is presently the sole Convertible Noteholder.

         2. To secure repayment of the Convertible Notes, the Borrower executed the Convertible Pledge Agreement, a copy of which is attached hereto as Exhibit "A", pursuant to which the Borrower granted to the Convertible Noteholders a lien and security interest in all the Collateral (which is a first priority lien except with respect to the Collateral consisting of Pledged Shares) and a lien in the Pledged Shares, subject only to the security interest granted the Replacement Non-QIB Noteholders as described in paragraph 5 of these Recitals and elsewhere herein. A schedule of the Collateral being initially delivered to the Collateral Agent is set forth on Exhibit "B".

         3. The Borrower, the Replacement QIB Noteholders and the Replacement Non-QIB Noteholders have entered into the Exchange Agreement, pursuant to which the Replacement QIB Notes and the Replacement Non-QIB Notes (collectively, the "Exchange Notes") were issued in accordance with the terms thereof and the Indenture.

         4. Repayment of the Replacement QIB Notes is secured, on a pari passu basis with the Convertible Notes, by the Collateral pledged to the Convertible Noteholders. To evidence this pledge, the Borrower and Replacement QIB Noteholders executed the Replacement QIB Pledge Agreement, a copy of which is attached as Exhibit "C".

         5. The Replacement Non-QIB Notes are secured by a first lien and security interest in the Pledged Shares pursuant to the Stock Pledge Agreement, a copy of which is attached as


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Exhibit "D". However, upon the occurrence of a Default or an Event of Default, the recovery of the Replacement Non-QIB Noteholders from the proceeds relating to the liquidation of the Pledged Shares shall be adjusted so that the Replacement Non-QIB Noteholders recover the same percentage of their outstanding indebtedness as do the Replacement QIB Noteholders and the Convertible Noteholders. Because the Replacement Non-QIB Noteholders are not QIB's, they cannot share in proceeds from the Collateral in which the Convertible Noteholders and Replacement QIB Noteholders hold a first lien. Thus, in the event recovery from the Pledged Shares is inadequate to permit a pro rata recovery in favor of the Replacement Non-QIB Noteholders, their recovery may be less than that of the Convertible Noteholders and Replacement QIB Noteholders.

         6. Because each of the Replacement QIB Noteholders, Replacement Non-QIB Noteholders and Convertible Noteholders has a security interest in the Collateral as their interests may appear in the Security Documents and herein, each such Noteholder has agreed that it is appropriate to enter into this Agreement, both for purposes of the perfection of the security interest of each Noteholder in the Collateral which may be perfected by possession of the Collateral (or the continuation of existing perfection) and to permit the orderly liquidation of all Collateral (including Collateral perfected by means other than possession) by the Collateral Agent in the event of an occurrence a Default or an Event of Default under the Security Documents and the orderly distribution of the proceeds of such liquidation by the Collateral Agent.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Collateral Agent and the Noteholders hereby agree as follows:

         1. Defined Terms. As used herein, the following terms shall have the following meanings:

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing; provided, however, for purposes of this definition, neither Value Partners, T. Rowe Price Recovery Fund nor Lutheran Brotherhood High Yield Fund shall be deemed to be Affiliates of the Borrower.

         "Beneficial Owner" means with respect to any Notes which are registered in book-entry with a securities depositary, the beneficial owners of such Notes on the registry thereof


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maintained by the Trustee pursuant to Section 3.6 of the Indenture or by the
Company pursuant to Section 2.3 of the Convertible Notes, as the case may be, and means with respect to Notes which are not so registered in book-entry, the Registered Owner of the Note or the beneficial owner of a Note registered in the name of a nominee.

         "Borrower" shall have the meaning specified in the introductory paragraph hereof.

         "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in Atlanta, Georgia or Dallas, Texas or New York, New York are authorized or required by law or executive order to be closed.

         "Certificates" means any security, chattel paper, certificated security or instrument, as from time to time amended, modified or supplemented, including the following: any Residual Interest Instrument, any Interest Only Instrument, the Senior Trust Certificate, the Pledged Shares and a Certificated Security as defined in Section 8-102 of the UCC.

         "Collateral" means the assets described collectively in Section 2.1 of the Convertible Pledge Agreement, Section 2.1 of the Replacement QIB Pledge Agreement and Section 2 of the Stock Pledge Agreement, as such documents are amended, modified or restated.

         "Collateral Agent" means United States Trust Company of New York, as Collateral Agent.

         "Convertible Notes" has the meaning specified in Recital paragraph 1.

         "Convertible Noteholders" means the holders of the Convertible Notes and their respective heirs, devisees, beneficiaries, legatees, personal representatives, successors or assigns.

         "Convertible Pledge Agreement" means that certain Amended and Restated Pledge and Security Agreement, dated as of February 29, 2000, together with any amendments, supplements modifications or restatements thereof.

         "Default" has the meaning set forth in the Convertible Notes and/or the Indenture.

         "Delivery" means the delivery of the Certificates representing the Collateral in accordance with the provisions of the terms hereof and the Security Documents.

         "Event of Default" means an Event of Default as defined in the Convertible Notes and/or the Indenture.


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         "Exchange Pledge Agreements" means the Replacement QIB Pledge Agreement and the Stock Pledge Agreement.

         "Existing Subordinated Notes" means the outstanding 12 1/2% Subordinated Notes Due 2001 issued by the Borrower.

         "Grantor Trust Right" means all rights of the Borrower, including the right to payments to the Borrower, in the Sale Agreement executed in relation to Mego Mortgage Home Loan Trust 1996-3, including, without limitation, the rights set forth in Section 4.05(b)(xvii) of such Sale Agreement.

         "Indenture" means the Trust Indenture date as of February 29, 2000, between the Borrower and United States Trust Company of New York, as Trustee, as amended or supplemented.

         "Interest Only Instrument(s)" shall, as to that particular Certificate, have the meaning ascribed to the term "Class S Certificate", "Class IS Certificate, "Class IIS Certificate" or a similar phrase describing an interest only security in the respective Sale Agreement arising from the Securitization pursuant to which such security is issued, which security represents the undivided interest of the Borrower in all or a portion of the interest payments due on certain loans securitized in that Securitization.

         "Loan Documents" means collectively, the Indenture and the Convertible Notes.

         "Non-QIB Collateral" means the Collateral pledged to the Replacement Non-QIB Noteholders pursuant to the Stock Pledge Agreement.

         "Notes" means the Convertible Notes, the Replacement QIB Notes and the Replacement Non-QIB Notes.

         "Noteholders" means the Convertible Noteholders, the Replacement QIB Noteholders and the Replacement Non-QIB Noteholders, together with any heirs, devisees, beneficiaries, legatees, personal representatives, successors or assigns of each.

         "Obligations" means all obligations, liabilities and indebtedness of the Borrower to the Noteholders arising under or related to the Exchange Agreement, the Purchase Agreement, the Security Documents, the Notes, the Indenture and any documents executed pursuant to the terms of any of the above or in relation to any of the above and for the discharge of all other obligations or undertakings now are hereafter made for the benefit of the Noteholders thereunder.


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         "Officer's Certificate" means a certificate signed by the President or a Vice President, and by the Secretary or Assistant Secretary of the Borrower and delivered to the Collateral Agent.

         "Outstanding" means with respect to the Replacement QIB Notes and Replacement Non-QIB Notes, all such Notes that have been duly authenticated and delivered by the Trustee under the Indenture on the date of determination, except:

                  (a) Replacement QIB Notes and Replacement Non-QIB Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Replacement QIB Notes and Replacement Non-QIB Notes the payment or redemption of which the necessary amounts have been deposited with the Trustee in trust for the Noteholders thereof; provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee have been made therefor, or waiver of such notice satisfactory in form to the Trustee has been filed with the Trustee; and

                  (c) Replacement QIB Notes and Replacement Non-QIB Notes in lieu of which other such Notes have been authenticated under the Indenture.

                  (d) Notes which are registered in the name of or beneficially owned by the Borrower or any other obligor on the Notes or by any Affiliate of the Borrower or any other obligor on the Notes. The Collateral Agent shall not be required to recognize the beneficial ownership of the Notes of a Person, or whether the Notes are registered in the name of an Affiliate of the Borrower or other obligor on the Notes, unless it is given written notice thereof by the Borrower or any Noteholder.

         "Outstanding" with respect to the Convertible Notes means all such Notes that have been executed and delivered by the Borrower pursuant to the terms of the Purchase Agreement and the Convertible Notes, except such Notes that have been canceled by the Borrower or delivered to the Borrower for cancellation and such Notes in exchange or in lieu of which other such Notes have been executed and delivered by the Borrower pursuant to the terms of the Convertible Notes, and such Convertible Notes which are registered in the name of or beneficially owned by the Borrower or any other obligor on the Notes or by any Affiliate of the Borrower or any other obligor on the Notes. The Collateral Agent shall not be required to recognize the beneficial ownership of the Notes of a Person, or whether the Notes are registered in the name of an Affiliate of the Borrower or other obligor on the Notes, unless it is given written notice thereof


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by the Borrower or any Noteholder.

         "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or governmental entity (or any department, agency or political subdivision thereof), or any other entity.

         "Pledged Shares" means any and all shares of stock or other evidence of equity or ownership interest of the Borrower in The Money Centre, Inc. (either as record owner or beneficially), including but not limited to those shares set forth on Exhibit "E" hereto, including any such interests which may be acquired after the date hereof and the certificates or stock representing all such items. This shall include all of the issued and outstanding shares of capital stock of The Money Centre, Inc. in existence until termination of the Security Documents.

         "Purchase Agreement" means that certain Amended and Restated Secured Senior Convertible Note Purchase Agreement by and between the Borrower and Value Partners, Ltd., dated as of February 29, 2000, together with any amendments, modifications, supplements or restatements thereof.

         "QIB" means Qualified Institutional Buyer as that term is defined in Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act, as such Rule or definition is now in effect or as amended from time.

         "QIB Collateral" shall mean that Collateral pledged to the Convertible Noteholders and the Replacement QIB Noteholders, on a pari passu basis, pursuant to the Convertible Pledge Agreement and the Replacement QIB Pledge Agreement, respectively.

         "QIB Notes" means the Convertible Notes and the Replacement QIB Notes.

         "QIB Noteholders" means the holders of the QIB Notes.

         "Registered Owner" means the person or persons in whose name or names a particular Note is registered (i) with respect to the Replacement QIB Notes and the Replacement Non-QIB Notes, on the register by maintained by the Trustee for that purpose pursuant to Section 3.6 of the Indenture; and (ii) with respect to the Convertible Notes, on the register maintained by the Company for that purpose pursuant to Section 2.3 of the Convertible Notes.

         "Replacement QIB Notes" means those notes issued pursuant to the Indenture to the holders of Existing Subordinated Notes pursuant to the Exchange Agreement which are QIB's.

         "Replacement Non-QIB Notes" means those notes issued to those holders of Existing


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Subordinated Notes pursuant to the Exchange Agreement which are not QIB's.

         "Replacement Non-QIB Noteholders" means those holders of Replacement QIB Notes as set forth on Exhibit "F", attached hereto and by this reference incorporated herein, together with any successors, heirs, devisees, beneficiaries, legatees, personal representatives, successors or assigns.

         "Replacement QIB Noteholders" means those holders of Replacement QIB Notes as set forth on Exhibit "G", attached hereto and by this reference incorporated herein, together with any successors, heirs, devisees, beneficiaries, legatees, personal representatives, successors or assigns.

         "Replacement QIB Pledge Agreement" means that certain Pledge and Security Agreement dated as of March 9, 2000, by and between the Borrower and the Replacement QIB Noteholders, together with any amendments, modifications, supplements or restatements thereof.

         "Requisite Percentage" means the record holders, voting as a single class, representing in aggregate at least fifty percent (50%) of the sum at such time of the aggregate principal amount of the Notes Outstanding, except to the extent that a different percentage is otherwise expressly required in the Convertible Notes and/or in the Indenture.

         "Residual Interest Instrument(s)" shall, as to that particular Certificate, have the meaning ascribed to the term "Class R Certificate", "Residual Interest Instrument", "Residual Certificate", "Residual Instrument" or a similar phrase describing a certificated residual interest in the Sale Agreement arising from the Securitization pursuant to which such security is issued, which security represents the undivided residual interest of the holder, including in all or a portion of the interest and principal payments due on certain loans securitized in that Securitization. Neither the Grantor Trust Right nor the Senior Trust Certificate are Residual Interest Instruments.

         "Responsible Officer" means an officer or officers of the Collateral Agent assigned by the Collateral Agent to administer the matters pertaining to it in this Agreement.

         "Sale Agreement" means the respective Pooling and Servicing Agreement, Sale and Servicing Agreement or similar agreement, together with related agreements, including trust agreements and indentures, which create and grant rights in Certificates and the Grantor Trust Right, entered into or otherwise issued in relation to a particular Securitization.

         "Securities Act" means the Securities Act of 1933, as now in effect and as hereafter amended from time to time.


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         "Securitization" means the respective securitization as set forth on
Exhibit "H" hereto and by this reference incorporated herein.

         "Security Documents" means the Convertible Pledge Agreement, the Replacement QIB Pledge Agreement and the Stock Pledge Agreement.

         "Senior Trust Certificate" means that certain 125 Home Loan Owner Trust 1998-1, Senior Trust Certificate.

         "Stock Pledge Agreement" means that certain Stock Pledge Agreement dated March 9, 2000 by and between the Borrower and the Replacement Non-QIB Noteholders, together with any amendments, modifications, supplements or restatements thereof.

         "UCC" means the Uniform Commercial Code as in effect in the State of Maryland; provided, that if by mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest in any Collateral to which this Pledge Agreement relates is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, UCC means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

         "Trustee" means United States Trust Company of New York, as Trustee under the Indenture, and any successor trustee under the Indenture.

         "Value Partners" has the meaning assigned to such term in the preamble.

         "Voting Action" has the meaning assigned to such term in Section 3(b) hereof.

         Section 2.        Appointment of Agent; Delivery of Collateral.

         (a) The Collateral Agent is appointed by the Noteholders, on their behalf and on behalf of their respective successors and assigns, agent of the Noteholders to possess, as agent and on behalf of the Noteholders, all of the Collateral for which the security interests of the Noteholders of which may be perfected by such Noteholders' possession or by filing and control thereof under the UCC and to act as agent on behalf of the Noteholders (and if necessary, in the name of a Noteholder or Noteholders) to exercise all rights and remedies on the Noteholders behalf, as set forth in this Agreement and the Security Documents, as to all Collateral, whether or not perfected by filing or possession and control of the Collateral. Each Noteholder by accepting and holding a Note confirms the appointment of the Collateral Agent as provided by this


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Agreement. The Borrower represents and warrants that the Grantor Trust Right is the only existing Collateral which may not be perfected by possession. The Borrower shall deliver to the Collateral Agent, promptly upon execution and delivery hereof, executed counterparts of all Security Documents and all amendments and supplements thereto. Value Partners, the initial Convertible Noteholder, shall deliver to the Collateral Agent, promptly upon execution and delivery thereof, all the Collateral which the Borrower has previously delivered to it, and upon such delivery, the Collateral Agent shall be deemed to have possession of such Collateral as agent on behalf of the existing and future Convertible Noteholders and the other Noteholders as permitted Section 8.301(a)(2) of the UCC and as their respective interests may appear herein and in the Security Documents. The Collateral Agent is further appointed as the agent of each Noteholder to act on behalf of each Noteholder in the enforcement of rights and remedies granted each in the Security Documents. This shall include, but is not limited to, the declaration of a Default or Event of Default and the sale or other disposition of all or a portion of the Collateral in accordance with the terms hereof and the Security Documents. The Requisite Percentage shall have the right to direct the transfer of possession of the Collateral to another person who has agreed to possess the Collateral for the benefit of all Noteholders. Such transfer shall be to Value Partners, Ltd. so long as it is a Noteholder, unless it agrees to the contrary.

         (b) Value Partners, as of the date of execution of this Agreement, has possession and control of that Collateral set forth on Exhibit "B" which is identified as currently in the possession thereof. Certain of that Collateral was registered in the name of Value Partners for purposes of perfection and shall remain registered in the name of Value Partners subsequent to delivery to the Collateral Agent. Value Partners agrees that it will cooperate with the Collateral Agent to ensure an orderly transfer of such Collateral to a purchaser thereof upon any exercise of remedies (i.e., foreclosure and sale, etc.) by the Collateral Agent on behalf of the Noteholders. Should Value Partners dispose of all of its Notes, Value Partners shall deliver to the Collateral Agent endorsements in blank as to each such Certificate registered in Value Partners' name, together with any other document necessary under the applicable UCC to ensure the continued perfection of the security interests of the remaining Noteholders in such Certificates.

                  Section 3.        Enforcement of Collateral by Collateral
                                    Agent.

                           (a)      The Collateral Agent, on behalf of and for
the benefit of the Noteholders, shall from time to time, upon being given written instructions as provided herein and indemnified as provided herein, take such action for the protection and enforcement of the rights of the Noteholders under this Agreement and the Security Documents, as may be so instructed to do as provided herein, provided that:

                                    (i)      unless and until the Collateral
                  Agent is notified in writing as provided in Subsection (ii) hereof that an Event of Default shall have occurred


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                  and be continuing or has actual knowledge thereof as provided in clause (ii) of this Section 3(a), the Collateral Agent shall not be obligated to take any action under this Agreement or the Security Documents except for the performance of such duties as are specifically set forth herein (but under all circumstances shall be required to retain possession of Collateral for purposes of perfection) and except as may be instructed from time to time in writing by the Requisite Percentage, and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent;

                                    (ii)     the Collateral Agent shall not be
                  deemed to have knowledge of the existence of any condition or event which constitutes a Default or an Event of Default and may act as if no such Default or Event of Default exists, unless (A) notified in writing by any Noteholder or by the Borrower, which notice shall expressly indicate that the specified condition or event is a "Default" or "Event of Default," as the case may be, or (B) a Responsible Officer of the Collateral Agent has actual knowledge that a Default or Event of Default has occurred and is continuing ("actual knowledge" meaning the fact of knowing without a duty to investigate); and

                                    (iii)    if and so long as a Default or
                  Event of Default shall have occurred and be continuing and the Collateral Agent shall have been notified in writing thereof, the Collateral Agent shall, subject to being indemnified as provided herein, exercise such rights, powers and remedies (whether vested in it by this Agreement or any Security Document or by law or in equity or by statute or otherwise) for the protection and enforcement of the Noteholders' rights under this Agreement and the Security Documents as the Collateral Agent may be directed in writing by the Requisite Percentage. In exercising any rights or remedies hereunder, the Collateral Agent shall use the same degree of care and skill in such exercise as a ordinary collateral agent would use under similar circumstances.

                           (b)      Whenever any action is required or proposed
to be taken hereunder by the Collateral Agent at the direction, or subject to the approval or consent, of the Requisite Percentage, including, without limitation, the exercise of any of the rights or remedies of the Collateral Agent on behalf of the Noteholders under the Security Documents or the approval of any amendments to this Agreement or the Security Documents or the other matters set forth in Sections 8 or 19 hereof (the "Voting Actions"), the Collateral Agent shall promptly notify each Noteholder at its address on the records of Noteholders maintained pursuant to Section 6 hereof of such required or proposed action, shall collect written instructions from the Noteholders regarding such required or proposed action and shall notify the Noteholders of the results


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thereof. If such Voting Action is approved by the Requisite Percentage, such
Voting Action shall constitute a "Direction Notice". A Direction Notice may also be received by the Collateral Agent by written consent of the Requisite Percentage and in such an event, the Collateral Agent shall not be obligated to notify the remaining Noteholders as provided above or collect additional written instructions, except that the Collateral Agent shall notify the remaining Noteholders of the content of the Direction Notice that it has received from the Requisite Percentage.

                  Whenever in this Agreement or under the Security Documents an action or nonaction by the Collateral Agent is conditioned upon there not being and continuing a Default or an Event of Default, the Collateral Agent may conclusively presume that no such default has occurred unless it shall be deemed to have knowledge of the existence thereof pursuant to subsection
(a)(ii) above.

                           (c)      Notwithstanding any provisions to the
contrary contained in any Loan Document or Security Document, the Noteholders and the Borrower agree that a Default or an Event of Default under a Loan Document or Security Document shall be deemed to constitute a Default or Event of Default in each Loan Document or Security Document. Further, notwithstanding anything to the contrary contained in any Loan Document or Security Document, each Noteholder acknowledges and agrees that the right and power to exercise remedies as to the Collateral may be exercised only upon written direction of the Requisite Percentage of the Noteholders, acting as a single class of Noteholders, as set forth in the applicable section of the Indenture and Convertible Notes, respectively. The Noteholders further agree that the right and power to exercise remedies with respect to the Collateral is exclusively vested in the Collateral Agent. Nothing contained in this Agreement, however, shall be construed to permit the extension of the fixed maturity of a Note, or the reduction of the rate or extension of the time of payment of interest thereon, or a reduction of the principal amount thereof or premium, if any, thereon, or a reduction of any amount payable on redemption thereof, or to impair the right of any such holder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided therein, or change the obligation of the Borrower to repurchase any Note upon the occurrence of a Repurchase Event (as defined in the Convertible Notes and in the Indenture) in a manner adverse to such holder, or impair the right to convert the Convertible Notes into Common Stock in any material respect, without the written consent of the holder of a Note affected thereby.

         Section 4. Application of Moneys by Collateral Agent. All moneys received by the Collateral Agent in respect of the Collateral or in connection with, shall, promptly upon receipt, be applied as follows:

                  (a)


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                           (i)      Moneys, including proceeds or avails of any
                  sale or other disposition of the Collateral or any part thereof pursuant to this Section 4 or otherwise collected by the Collateral Agent from the QIB Collateral shall be paid to and applied by the Collateral Agent in the following priority and on a pari passu basis among the QIB Noteholders:

                  First: the reasonable fees, costs and expenses, including, without limitation, those of the Collateral Agent (including, without limitation, attorneys' fees and expenses), of the sale and of any receiver of the QIB Collateral or any part thereof appointed pursuant to a Security Document and all other amounts due the Collateral Agent under Section 10 hereof;

                  Second: all amounts of principal, premium, if any, and interest at the time due and payable on the QIB Notes at the time Outstanding (subject to Section 5) (whether at stated maturity or as an installment or by prepayment, declaration or otherwise), including interest (to the extent permitted under applicable law) on any overdue principal, premium, if any, or interest on the QIB Notes at the rate provided therefor in the respective QIB Notes; and in case such monies shall be insufficient to pay in full the amounts so due and unpaid on all the QIB Notes, then first, all amounts of interest at the time due and payable on the QIB Notes, and second, all amounts of principal and premium at the time due and payable on the QIB Notes, and all such payments shall be made pro-rata to the QIB Noteholders entitled thereto, with each QIB Noteholder receiving that fraction of the total of all such amounts paid to the QIB Noteholders as the aggregate principal amount and interest of each such holder's QIB Notes bears to the sum of the aggregate principal amounts and interest of all QIB Notes at the time Outstanding;

                  Third: any Obligations secured by any Security Document and at the time due and owing to a QIB Noteholder, other than the amounts referred to in subdivisions First and Second, inclusive, above; and in case such monies shall be insufficient to pay in full the amounts so due and unpaid, all such payments shall be made pro-rata to the Persons entitled thereto, each Person receiving that fraction of the total of all such amounts paid to all such Persons as the amount due to such Person bears to the sum of the amounts due to all such Persons; and

                  Fourth: the balance, if any, to the Borrower or as it may direct in writing if all conditions to the termination of this Agreement specified in Section 17 shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by


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

                  the Collateral Agent and thereafter applied to any other payments required to be made in accordance with subdivisions First through Third, inclusive, above.

                  (ii) Moneys, including proceeds or avails of any sale or other disposition of the Non-QIB Collateral or any part thereof pursuant to this Section 4 or otherwise collected by the Collateral Agent from the Non-QIB Collateral shall be paid to and applied by the Collateral Agent in the following priority and, except as provided in Section 5 hereof, on a pari passu basis among the Replacement Non-QIB Noteholders:

                  First: the reasonable fees, costs and expenses, including, without limitation, those of the Collateral Agent (including, without limitation, attorneys' fees and expenses), of the sale and of any receiver of the Non-QIB Collateral or any part thereof appointed pursuant to a Security Document and all other amounts due the Collateral Agent under Section 10 hereof;

                  Second: all amounts of principal, premium, if any, and interest at the time due and payable on the Notes at the time Outstanding secured by such Non-QIB Collateral (subject to Section 5) (whether at stated maturity or as an installment or by prepayment, declaration or otherwise), including interest (to the extent permitted under applicable law) on any overdue principal, premium, if any, or interest on the Replacement Non-QIB Notes at the rate provided therefor in the respective Replacement Non-QIB Notes; and in case such monies shall be insufficient to pay in full the amounts so due and unpaid on all the Replacement Non-QIB Notes, then first, all amounts of interest at the time due and payable on the Replacement Non-QIB Notes, and second, all amounts of principal and premium at the time due and payable on the Replacement Non-QIB Notes, and all such payments shall be made pro-rata to the Replacement Non-QIB Noteholders entitled thereto, with each Replacement Non-QIB Noteholder receiving that fraction of the total of all such amounts paid to the Replacement Non-QIB Noteholders as the aggregate principal amount and interest of each such holder's Replacement Non-QIB Notes bears to the sum of the aggregate principal amounts and interest of all Replacement Non-QIB Notes at the time Outstanding;

                  Third: any Obligations secured by any Security Document and at the time due and owing to any Replacement Non-QIB Noteholder, other than the amounts referred to in subdivisions First and Second, inclusive, above; and in case such monies shall be insufficient to pay in full the amounts so due and unpaid, all such payments shall be made pro-rata to the Persons entitled thereto, each Person receiving that fraction of the total of all such amounts paid to all such Persons as


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 13
                  the amount due to such Person bears to the sum of the amounts due to all such Persons; and

                  Fourth: the balance, if any, to the Borrower or as it may direct in writing if all conditions to the termination of this Agreement specified in Section 17 shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by the Collateral Agent and thereafter applied to any other payments required to be made in accordance with subdivisions First through Third, inclusive, above.

                  (b)      Pending application in accordance with subsections
(a) of this Section 4, all monies received by the Collateral Agent hereunder shall be held in an interest-bearing segregated bank account, which may be an account with the commercial banking department of the Collateral Agent (whether or not a Default or an Event of Default shall have occurred and be continuing).

                  (c) Each Noteholder: (i) acknowledges the existence and validity of the Obligations as evidenced by the Loan Documents and the Security Documents of the Borrower to each of the other Noteholders, and (ii) agrees to refrain from making or asserting any claim that any such Obligations or the instruments governing the terms thereof are invalid or unenforceable in accordance with its or their terms as a result of any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally. The Collateral Agent and each Noteholder hereby further agree that the liens and security interests granted to each Noteholder under the respective Security Documents shall be treated, as among the Noteholders, as having equal priority (with the liens of the QIB Noteholders being pari passu liens in the QIB Collateral and the liens of the Replacement Non-QIB Noteholders limited to a first lien on the Non-QIB Collateral) and shall at all times be shared by the Noteholders as provided herein regardless of any claim or defense (including, without limitation, any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) or any additional rights to which any Noteholder may be entitled or subject. For purposes of clarification, each Noteholder shall be entitled to a pro rata recovery of net sums received by the Collateral Agent (or by any Noteholder in preference of other Noteholders) from the Collateral of any Noteholder, even if certain of the Noteholder's liens are determined to be invalid, unenforceable, voidable or unperfected for any reason. In such event, net sums (after deducting fees and expenses incurred by such Noteholder in collecting such sums) recovered in the name of Noteholders whose liens are valid and enforceable shall be adjusted so that all Noteholders receive a pro rata recovery on their Notes. The preceding sentence shall be subject to the following: in no event shall a Replacement Non-QIB Noteholder receive proceeds from collateral pledged to a QIB Noteholder, even if the inability to disburse such proceeds results in Replacement Non-QIB Noteholders receiving a


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 14
lesser pro rata recovery than QIB Noteholders. A Noteholder who is a QIB Noteholder as of the date QIB collateral was pledged to such QIB Noteholder shall be treated for purposes of this Agreement as a QIB at all times, even in the event such holder is no longer a QIB at a later date, and shall be entitled to proceeds of the Collateral pledged to QIBs. Should any Noteholder be required to pay or repay a preference, fraudulent transfer or similar payment as a result of the Collateral, such sum shall be borne ratably by all Noteholders, but not to exceed the value of collateral allocable to each Noteholder. Nothing herein shall be construed as either a transfer of the liens held by one Noteholder to other Noteholders or transfer of control over those liens. All decisions regarding the resolution of claims, including actual or threatened litigation, related to a particular Noteholders' liens, shall belong to the particular Noteholders holding those liens.

                  (d) If any Noteholder exercises any right of set off or similar right with respect to any assets (whether or not such assets constitute Collateral) of the Borrower for payment of any Obligations (as opposed, for example, to the use of such set off amounts for the payment of other obligations owing to any Noteholder which are not related to the Obligations) at any time that a Default or an Event of Default has occurred and is continuing, the amounts so set off shall constitute Collateral for purposes of this Agreement, and such Noteholder shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance this Agreement. Until such time as the provisions of the immediately preceding sentence have been complied with, such Noteholder shall be deemed to hold such Collateral in trust for the parties entitled thereto hereunder.

         Section 5. Recovery Pro Rata. To the extent the Replacement Non-QIB Noteholders would otherwise receive a greater pro rata recovery under
Section 4 than the QIB Noteholders, proceeds from the Pledged Shares shall be allocated such that all Noteholders receive the same pro rata recovery upon the liquidation of all Collateral and the distribution of proceeds thereof in accordance with Section 4. To the extent that any Noteholder receives a payment required to be shared under Sections 4.3(c) or 5 hereof, the Noteholder who received such payment shall pay the applicable payment or portion of such payment to the Collateral Agent for redistribution to the appropriate Noteholders promptly upon proper request therefore by the Collateral Agent or any Noteholder.

         Section 6. Noteholder Records. The Collateral Agent agrees that the registries of record and beneficial owners of Replacement QIB Notes and Replacement Non-QIB Notes maintained by the Trustee pursuant to Section 3.6 of the Indenture and the registries of record and beneficial owners maintained by the Company pursuant to Section 2.3 of the Convertible Notes, copies of each of which shall be made available to the Collateral Agent by the Trustee and the Company, respectively, and the procedures set forth in such sections of the Indenture and the Convertible Notes, respectively, shall govern which Noteholders are entitled to notices hereunder



INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 15
and which Noteholders may give any consent, request, direction, approval, waiver or other action required or permitted hereunder. The Collateral Agent may conclusively presume that the Persons reflected on the registries maintained pursuant to the Indenture and the Convertible Notes are the record and beneficial owners of the Notes, unless it receives written notification to the contrary from a Noteholder. Without limiting the foregoing, the Borrower agrees to provide the Collateral Agent with such evidence that it may reasonably request in order to permit it to communicate with the Noteholders as required or permitted herein. The Borrower agrees to inform the Collateral Agent from time to time upon request by means of an Officer's Certificate of the principal amount of Notes that are Outstanding with respect to each of the Convertible Notes, the Replacement Non-QIB Notes and the Replacement QIB Notes.

         The Collateral Agent agrees to preserve the names and addresses of the Noteholders as provided to it in accordance with this Section 6. The rights of the Noteholders to communicate with other Noteholders with respect to their rights under this Agreement, and the corresponding rights and privileges of the Collateral Agent, shall be governed by the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Each Noteholder agrees with the Borrower and the Collateral Agent that neither the Borrower nor the Collateral Agent or any agent of either of them shall be held accountable by reason of disclosure of information as to names and addresses made pursuant to the Trust Indenture Act.

         Section 7. Notices Under Security Documents. The Collateral Agent shall deliver, at the expense of the Borrower, to each Noteholder who has requested such items, promptly upon receipt thereof, duplicates or copies of all notices, requests and other instruments received by the Collateral Agent under or pursuant to the Security Documents or this Agreement, to the extent that the same are not required by such document or agreement to have been furnished pursuant thereto directly to such holder.

         Section 8. Amendments. Notwithstanding any provision to the contrary in a Loan Document or the Security Documents, this Agreement and each of the Security Documents may be amended, modified or supplemented, or a provision thereof waived, upon the written consent of the Requisite Percentage, except, any such action which results in a release or modification of any lien or the continued perfection thereof, or which has a material adverse effect on the existence or enforceability of such lien (as opposed to the value of the Collateral or lien) must be consented to in writing by each Noteholder granted a lien in such Collateral. The Collateral Agent shall not be required to enter into any amendment, modification or supplement, which, in its judgment, adversely effects its rights hereunder. The consent of the Borrower shall not be necessary as to any amendment, modification, supplement or waiver which is unrelated to a specific obligation of the Borrower in this Agreement. So long as Value Partners, Ltd. is a Noteholder, no amendment may be entered into which deprives Value Partners, Ltd. of control over the Collateral under Section 8-106 of the UCC (or any successor section), without Value


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 16

Partners, Ltd.'s written consent.

         Section 9.        Concerning the Collateral Agent.

                  (a) The Collateral Agent is hereby appointed as collateral agent for, and hereby accepts such appointment for the benefit of the Noteholders from time to time, but only upon the terms herein set forth, including the following:

                           (i) notwithstanding anything herein contained to the contrary and whether or not a Default or an Event of Default shall have occurred and be continuing, the Collateral Agent shall not be obligated to take any action hereunder or under the Security Documents which might in its judgment involve it in any expense or liability unless furnished with indemnity satisfactory to the Collateral Agent;

                           (ii) the Collateral Agent shall be under no liability with respect to any action taken or omitted to be taken in accordance with the direction of the Requisite Percentage relating to the time, method, and place of conducting any proceeding for any remedy available to the Collateral Agent acting on behalf of the Noteholders hereunder, or exercising any remedy or power conferred upon the Collateral Agent hereunder;

                           (iii) in making any payment or in taking any other action hereunder in respect of any Note, the Collateral Agent may rely upon the Officers' Certificate covering such Note delivered to it pursuant to Section 6, unless a Responsible Offer of the Collateral Agent shall have actual knowledge of any transfer of such Note or that a Note has ceased to be Outstanding, and the Collateral Agent shall be protected in making any payment in respect of any Note believed by the Collateral Agent to be genuine;

                           (iv) whenever in the administration of its duties hereunder or the Security Documents the Collateral Agent deems it necessary for a matter to be proved or established prior to taking any action hereunder, the Collateral Agent may request and the Borrower shall, if requested, promptly provide certification regarding such matter, upon which the Collateral Agent shall be protected in relying in good faith.

                           (v) the Collateral Agent may act through agents, attorneys or consultants and may rely on the advice and direction of such agents, attorneys or consultants duly appointed by the Collateral Agent and shall not be responsible for the misconduct or negligence of any such agents or consultants appointed with due care hereunder;

                           (vi) the Collateral Agent shall not be liable for any error of judgment


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 17
         made in good faith unless it is proved that the Collateral Agent was negligent in ascertaining the pertinent facts;

                           (vii) money held by the Collateral Agent need not be segregated from other funds held by the Collateral Agent, except to the extent required by law or the terms of this Agreement;

                           (vii) the Collateral Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

                           (ix) the Collateral Agent may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Agreement or any Security Document shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel;

                           (x) the Collateral Agent shall be under no obligation to exercise any of the rights or powers given to it in this Agreement at the request or direction of the persons designated herein or in the Security Documents, unless such persons shall have given to the Collateral Agent reasonable security or reasonable indemnity against the costs, expenses and liabilities which might be incurred by in it in compliance with such request or direction.

                  (b) The Collateral Agent shall not be responsible for any recital herein or in the Notes or for insuring the Collateral or for the validity or sufficiency of the Collateral, this Agreement or any Security Document or of any supplements thereto or instruments of other assurance or for the sufficiency of the security for the Notes intended to be secured by any Security Document, or for the value of the Collateral or the title of the Borrower to the Collateral. Except in regard to the filing of continuation statements as provided herein, the Collateral Agent makes no representations regarding and shall not be responsible for the creation or perfection of the security interests of the Noteholders in the Collateral, but is only taking possession of the Collateral on their behalf as provided herein. Except as otherwise expressly provided herein, the Collateral Agent shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Borrower under the Security Documents but the Collateral Agent at the written direction of the Requisite Percentage may require of the Borrower full performance of any such covenants.

                  (c) The Collateral Agent shall not be liable or responsible for any losses incurred or suffered by the Borrower or any other obligor or by any secured party, or any


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 18
decrease in the value of the Collateral, or from any other sale or disposition of Collateral made in accordance with the terms hereof and the Security Documents. In no event shall the Collateral Agent be liable for any taxes or any other governmental charges imposed upon or in respect of the Collateral or upon the income or other distributions thereon.

                  (d) The Collateral Agent shall be entitled to rely exclusively upon, and shall have no duty or obligation to check, verify or otherwise assess the accuracy of, the information or calculations provided to the Collateral Agent by (i) the Borrower in any Officers' Certificate delivered pursuant to Section 6, and (ii) the Noteholders as provided herein. Upon the written request of the Noteholders owning at least 25% of the Notes Outstanding, and upon receipt from the Borrower of indemnity or other assurances with respect to the payment of the costs of the same, the Collateral Agent shall investigate the accuracy of such information given to it in an Officer's Certificate.

                  (e) Except as specified in Section 12, paragraph (j) of this Section, or in the next two following sentences, the Collateral Agent shall have no responsibility for filing any Security Document or any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to the Noteholders hereunder, under any Security Document or to prepare and file any filing, report or registration statement under any federal or state securities or "blue sky" law or to record this Agreement. Promptly upon the filing of any financing statement with respect to any Collateral, the Borrower will deliver to the Collateral Agent an Officers' Certificate, setting forth the date, place of filing and filing number of each such financing statement. The Collateral Agent will make timely filings of continuation statements with respect to each financing statement listed in any such Officers' Certificate.

                  (f) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Borrower, personally or by agent or attorney at the sole cost of the Borrower and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (g) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent.


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 19

                  (h) In the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent by the Borrower or the Noteholders and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Collateral Agent, the Collateral Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (i) The Borrower agrees to promptly deliver to the Collateral Agent copies of any amendments, modifications or waivers to any document related to the Notes. The Collateral Agent shall be entitled to conclusively presume that those documents are in the form delivered to the Collateral Agent on the date of the closing of the transactions contemplated hereby until it has received written notice to the contrary by one of the parties hereto (and in the event of conflicting notices from more than one party hereto, as specified by the Requisite Percentage).

                  (j) In case there shall be pending proceedings relative to the Borrower or any other obligor upon the Notes under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Borrower or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Borrower or other obligor upon the Notes, or to the creditors or property of the Borrower or such other obligor, the Collateral Agent, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, but only upon being given a Direction Notice and upon being indemnified as provided herein:

                           (i) to file all pleadings and papers necessary to the exercise of duties of the Collateral Agent on behalf of the Noteholders, including a motion or motions for relief from the automatic stay and any document or pleading necessary to continue the perfection of the Noteholders' interest in the Collateral; and

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Collateral Agent on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Collateral Agent, and, in the event that the Collateral Agent shall consent to the making of payments directly to the Noteholders, to


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 20
         pay to the Collateral Agent such amounts as shall be sufficient to cover reasonable compensation to the Collateral Agent, each predecessor Collateral Agent and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Collateral Agent and each predecessor Collateral Agent, except as a result of the negligence or bad faith of any such Agent.

         Nothing herein contained shall be deemed to authorize the Collateral Agent to authorize or consent to or vote for or accept or adopt on behalf of the Noteholders any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof, or to authorize the Collateral Agent to vote in respect of the claim of any Noteholder in any such proceeding.

         All rights of action and of asserting claims under the Security Documents may be enforced by the Collateral Agent without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Collateral Agent shall be brought as agent for the Noteholders.

         In any proceedings brought by the Collateral Agent (and also any proceedings involving the interpretation of any provision of this Agreement to which the Collateral Agent shall be a party) the Collateral Agent shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

         Section 10. Collateral Agent's Compensation, Expenses, etc. The Borrower, from time to time upon request, will pay the Collateral Agent compensation for its services hereunder and will pay or reimburse the Collateral Agent on a current basis for all its reasonable expenses and disbursements hereunder, including, without limitation, the reasonable fees and disbursements of its counsel and of its agents not regularly in its employ including independent consultants retained by the Collateral Agent in good faith. The Collateral Agent shall have a first lien prior to Noteholders upon all property and funds collected in order to secure the Collateral Agent's compensation and indemnity rights hereunder. Notwithstanding the provisions of any Security Document, the Borrower hereby indemnifies the Collateral Agent and agrees to hold it harmless against any loss, expense, liability or obligation arising out of or in connection with the acceptance and the performance of its duties hereunder and under the Security Documents, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, and the payment, failure to pay or delay in payment of any stamp or other taxes (including interest and penalties) in respect of the issue and sale of the Notes, such indemnity and compensation to survive payment of the Notes and the termination of this Agreement, and any resignation, removal or replacement of the Collateral Agent, provided that such indemnity shall not apply to actions or inactions by the Collateral Agent that constitute the negligence, willful


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 21
misconduct or bad faith.

         When the Collateral Agent incurs expenses or renders services in connection with any bankruptcy proceeding involving the Borrower, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Agreement or the resignation and removal of the Collateral Agent.

         Section 11. Resignation, Removal and Replacement of Collateral Agent. The Collateral Agent or any successor Collateral Agent may resign at any time by giving at least 30 days' prior written notice of resignation to the Borrower and each Noteholder, such resignation to be effective on the later of
(a) the date specified in such notice and (b) the date on which a replacement collateral agent is appointed to act as Collateral Agent hereunder and the Collateral has been delivered to such new replacement collateral agent. The Requisite Percentage may at any time remove the Collateral Agent for or without cause by an instrument or instruments in writing delivered to the Collateral Agent and the Borrower. In case the office of Collateral Agent shall become vacant for any reason, the Requisite Percentage may appoint a successor Collateral Agent (eligible as provided in Section 13) to fill such vacancy by an instrument or instruments in writing delivered to such successor Collateral Agent, the retiring Collateral Agent and the Borrower. Until a new Collateral Agent shall be so appointed by the Requisite Percentage, the Collateral Agent shall promptly deliver all Collateral to Value Partners, Ltd. or, if Value Partners, Ltd. is no longer a Noteholder, to such other party as designated by the Requisite Percentage, if such party has expressly agreed to hold such Collateral for the benefit of all Noteholders. Any interim Collateral Agent so appointed shall immediately and without any further action be superseded by a successor Collateral Agent appointed by the Requisite Percentage in the manner provided in this Section 11. If a successor or interim Collateral Agent does not take office within 30 days after the retiring Collateral Agent resigns or is removed, the retiring Collateral Agent or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Upon the appointment of any successor or interim Collateral Agent pursuant to this Section 11, such successor or interim Collateral Agent shall immediately and without any further action succeed to all the rights and obligations of the retiring Collateral Agent hereunder and under the Security Documents as if originally named herein and therein and the retiring Collateral Agent, at the expense of the Borrower, upon being paid any compensation owed to it pursuant to
Section 10 hereof, shall duly assign, transfer and deliver to such successor or interim Collateral Agent all the rights and moneys at the time held by the retiring Collateral Agent under the Security Documents and hereunder and shall execute and deliver such proper instruments as may be reasonably requested to evidence such


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 22
assignment, transfer and delivery. Notwithstanding anything to the contrary in this or any other document, under no circumstances shall the Borrower be entitled to replace, terminate or name a replacement for the Collateral Agent. The Collateral Agent is the agent of and representative of the Noteholders and not the Borrower. Until the Collateral is delivered to a replacement collateral agent, the existing Collateral Agent, even if otherwise unable or unqualified to act as Collateral Agent, shall be deemed to possess the Collateral for the benefit of the Noteholders.

         Section 12. Successor Collateral Agent by Merger, Consolidation, etc. Any corporation into which the Collateral Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent is a party, or any state or national bank or trust bank in any manner succeeding to all or substantially all of the corporate trust business of the Collateral Agent, if eligible as provided in
Section 13, shall automatically succeed to all of the rights and duties of the Collateral Agent hereunder and under the Security Documents without further action on the part of any of the parties hereto. Such surviving or succeeding corporation (if other than the Collateral Agent) shall (a) forthwith deliver to each Noteholder and the Borrower written notice of such succession to the rights and obligations of the Collateral Agent hereunder and under the Security Documents and (b) execute, file and record all necessary filings, notices and documents in each location a filing, notice, or document was filed and recorded to perfect the lien and security interest granted to the Noteholders pursuant to the Security Documents (all within any temporal parameters required to continue the perfection (and priority thereof) of such liens and security interests) and take all such other actions necessary to maintain a perfected lien and security interest in the Collateral.

         Section 13. Eligibility of Collateral Agent. The Collateral Agent shall always be a state or national bank or trust company in good standing, organized under the laws of the United States of America or one of the States thereof or the District of Columbia having a capital, surplus and undivided profits (as shown by its latest annual report of condition) aggregating at least $100,000,000.00 and shall not be a Noteholder or any affiliate thereof, if there be such a bank or trust company willing and able to accept such trust upon reasonable and customary terms.

         Section 14.       Appointment of Separate or Co-Collateral Agent.

                  (a) The Collateral Agent may and, upon the request of the Requisite Percentage, shall by an instrument in writing delivered to the Borrower and to each Noteholder, appoint a bank or trust company or an individual to act as separate collateral agent or co-collateral agent with respect to the Notes in a jurisdiction where the Collateral Agent is disqualified from acting or for any other purpose deemed by the Collateral Agent or by such holders to be advantageous to their respective interests, such separate collateral agent or co-collateral agent to exercise only such rights and to have only such duties as shall be specified in the instrument of appointment


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 23
and shall not be, or be an affiliate of, any Noteholder. The Borrower will pay the reasonable compensation and expenses of any such separate collateral agent or co-collateral agent and, if requested by the Collateral Agent, such separate collateral agent or co-collateral agent or the Requisite Percentage, the Borrower will enter into an amendment to this Agreement, satisfactory in substance and form to the Collateral Agent, such separate collateral agent or co-collateral agent and each such holder, confirming the rights and duties of such separate collateral agent or co-collateral agent.

                  (b) Every separate collateral agent and co-collateral agent shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent and such separate collateral agent or co-collateral agent jointly (it being understood that such separate collateral agent or co-collateral agent shall not be authorized to act separately without the Collateral Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate collateral agent or co-collateral agent, but solely at the direction of the Collateral Agent;

                           (ii) no collateral agent hereunder shall be liable by reason of any act or omission of any other collateral agent hereunder; and

                           (iii) the Collateral Agent may at any time accept the resignation of or remove any separate collateral agent or co-collateral agent.

                  (c) Any notice, request or other writing given to the Collateral Agent shall be deemed to have been given to each of the then separate collateral agents and co-collateral agents, as effectively as if given to each of them. Every instrument appointing any separate collateral agent or co-collateral agent shall refer to this Agreement and the conditions of this
Section 14. Each separate collateral agent and co-collateral agent, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Collateral Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Collateral Agent. Every such instrument shall be filed with the Collateral Agent.


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 24

                  (d) Any separate collateral agent or co-collateral agent may at any time constitute the Collateral Agent its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate collateral agent or co-collateral agent shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Collateral Agent, to the extent permitted by law, without the appointment of a new or successor Collateral Agent.

                  (e) Upon the request of the Requisite Percentage, the Collateral Agent shall promptly remove any separate collateral agent or co-collateral agent.

         Section 15. Obligations Absolute. The obligations of the Borrower under this Agreement and the Security Documents, to the fullest extent permitted by applicable law, shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from, this Agreement, the Purchase Agreement, the Convertible Notes, the Indenture, the Exchange Agreement or the Security Documents, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument; (c) any furnishing of any additional security to the Collateral Agent or any acceptance thereof or any release of any security or guaranty by the Collateral Agent; (d) any limitation on any party's liability or obligations under any such instrument or any invalidity or unenforceability, in whole or in part, of any such instrument or any term thereof, or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Borrower or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding; whether or not the Borrower shall have notice or knowledge of any of the foregoing.

         Section 16.       Further Assurances.

                  (a) The Borrower at its expense will execute, acknowledge and deliver all such agreements and instruments and take all such action as the Collateral Agent or the Requisite Percentage from time to time may reasonably request in order further to effectuate the purposes of this Agreement and to carry out the terms hereof. The Borrower represents and warrants that its office set forth in Section 18 is its principal place of business and the office at which its records with respect to this Agreement and the Security Documents are kept. The Borrower represents and warrants that its state of incorporation is Delaware. In the event the Borrower proposes to change its name, the location of its principal place of business, the location of such


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 25
office, or its state of incorporation the Borrower will, concurrently with the delivery of written notice thereof, deliver to the Collateral Agent written notice of such proposed change.

                  (b) Not more than 90 days nor less than 45 days prior to each date on which the Borrower proposes to take any action contemplated by the last sentence of Section 16(a), the Borrower shall, at its own cost and expense, furnish to each Noteholder and the Collateral Agent an opinion of counsel either
(a) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Agreement, any Security Document, any supplements and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to perfect, maintain and protect the lien and security interest of the Collateral Agent, on behalf of the Noteholders, with respect to the Security against all creditors of and purchasers from the Borrower, as the case may be, to the extent that the same may be done by filing or recording, and reciting the details of such action, or
(b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such opinion of counsel shall describe each recording, filing, re-recording and refiling of this Agreement, or any Security Document, any supplements and any other requisite statements and continuation statements that will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Collateral Agent, on behalf of the Noteholders, with respect to the Collateral against all creditors of and purchasers from the Borrower for a period, specified in such opinion, continuing until a date not earlier than fifteen months from the date of such opinion.

         Section 17.       Termination.

                  (a) Upon receipt by the Collateral Agent from the Noteholders of evidence satisfactory to it of the indefeasible payment (or prepayment) in full in cash of the principal of and premium, if any, and interest on all of the Notes, in accordance with the terms thereof and the indefeasible payment in full in cash of all other sums payable under the Purchase Agreement, the Exchange Agreement and this Agreement (including, without limitation, the reasonable compensation, expenses and disbursements of the Collateral Agent), and upon expiration of any preference period under Chapter 11 of Title 11 of the United States Code or other applicable law or upon final resolution of any action brought against a Noteholder within such time period, this Agreement shall terminate and the Collateral Agent, at the request and expense of the Borrower, will execute and deliver to the Borrower a proper instrument or instruments prepared by the Borrower acknowledging the satisfaction and termination of the Security Documents and of this Agreement, and will duly assign, transfer and deliver to the Borrower all of the rights and moneys at the time held by the Collateral Agent under the Security Documents and hereunder. Notwithstanding the satisfaction and termination of this Agreement or the Security Documents, the obligation of the Borrower to the Collateral Agent under Section 10 of this Agreement shall survive.


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 26

                  (b)      Prior to executing the instruments referred to in
Section 17(a), the Collateral Agent shall be entitled to receive an opinion of counsel, at the expense of the Borrower, stating that the conditions to satisfaction and discharge have been complied with under this Agreement.

         Section 18. Notices, etc. All notices, directions, instructions and other communications under this Agreement shall be in writing and shall be delivered by hand, by express courier service or by registered or certified mail, return-receipt requested, postage prepaid, addressed:

                  (a)      If to Borrower:
                           Altiva Financial Corporation
                           Sixth Floor
                           1000 Parkwood Circle
                           Atlanta, Georgia  30339
                           Attention:  Office of the Chief Executive Officer
                           Telephone: (770) 952-6700
                           Facsimile:  (770) 937-7576

                           With a Copy to:
                           King & Spalding
                           191 Peachtree Street
                           48th Floor
                           Atlanta, Georgia 30303
                           Attention: Walter Driver, Esq.
                           Telephone: (404) 572-4600
                           Facsimile: (404) 572-5149

                  (b)      If to the Collateral Agent:
                           United States Trust Company of New York
                           2001 Ross Avenue, Suite 2700
                           Dallas, Texas 75201
                           Attention: Corporate Trust
                           Telephone: (214) 754-1200
                           Facsimile: (214) 754-1303

                           With Copy to:


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 27

                           Haynes and Boone, L.L.P.
                           201 Main Street, Suite 2200
                           Fort Worth, Texas 76102
                           Attention: William Greenhill
                           Telephone: (817) 347-6602
                           Facsimile: (817) 347-6650

                  (c) if to any Noteholder, at the address of such Noteholder specified in the schedules to this Agreement or at such other address as such Noteholder shall have furnished to the Borrower and the Collateral Agent in writing.

         Section 19. Treatment of Notices. The Company, the Collateral Agent and each Noteholder acknowledge and agree that the Convertible Notes, the Replacement QIB Notes and the Replacement Non-QIB Notes shall be considered as a single class of pari passu indebtedness of the Borrower and that, notwithstanding any contrary provision in the Purchase Agreement, the Exchange Agreement or any of the Security Documents, whenever any provisions of the Convertible Notes, the Indenture, the Replacement QIB Notes, the Replacement Non-QIB Notes or any other Security Document refers to actions by the holders of any such notes, whether upon a Default or an Event of Default, in connection with any amendment, waiver or other modification of the same or otherwise, the requisite percentage of holders which is required to effect any such action shall be determined by reference to an aggregate amount of the Notes Outstanding, provided that any amendment, waiver or modification of the provisions of Article VII of the Convertible Notes or any other provision thereof related to the convertibility of such notes may be made only with the requisite percentage of the holders of the Convertible Notes, considered as a separate class of securities for this purpose only.

         Section 20.       Jurisdiction.

         Unless otherwise specified, this agreement shall be construed, and its performance enforced, under the laws of the state of Maryland.

         Section 21.       Venue, Service of Process, and Jury Trial.

         The Borrower, for itself and its successors and assigns, irrevocably
(a) submits to the nonexclusive jurisdiction of the state and federal courts in the State of Maryland (b) waives, to the fullest extent lawful, any objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with this Agreement brought in any such court,
(c) waives any claims that any litigation brought in any of the foregoing courts has been brought in an inconvenient forum, (d) consents to the service of process of any of those courts in any litigation by the mailing of copies of that process by certified mail, return receipt requested,


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 28
postage prepaid, by hand delivery, or by delivery by a nationally-recognized courier service, and service shall be deemed complete upon delivery of the legal process at its address for purposes of this Agreement, (e) agrees that any legal proceeding against any party to this Agreement arising out of or in connection with the this Agreement may be brought in one of the foregoing courts, and (f) waives to the fullest extent permitted by governmental requirement, its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the matters contemplated hereby, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Borrower acknowledges that these waivers are a material inducement to each Noteholder's agreement to enter into a business relationship, that each Noteholder has already relied on these waivers in entering into this Agreement, and that each Noteholder will continue to rely on each of these waivers in related future dealings. The Borrower further warrants and represents that it has reviewed these waivers with its legal counsel, and that it knowingly and voluntarily agrees to each waiver following consultation with legal counsel. The waivers in this paragraph are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of this Agreement. In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.

         Section 22.       Counterparts.

         This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

         Section 23.       Section Headings.

         The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

         Section 24.       Waiver.

         The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 29

         Section 25. Severability. (a) Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (b) Likewise, if any provision of this Agreement shall be rejected as an executory contract with respect to the Company by a bankruptcy court, the remaining parties hereto agree that they shall remain bound to all terms and provisions of this Agreement and that they shall perform all duties and obligations required of each. The Borrower is executing this Agreement for purposes of acknowledgement only, except as to specific obligations and duties of the Borrower herein.

Exhibit A  Convertible Pledge Agreement
Exhibit B  Schedule of Collateral
Exhibit C  Replacement QIB Pledge Agreement
Exhibit D  Stock Pledge Agreement
Exhibit E  Description Pledged Shares


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 30

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             UNITED STATES TRUST COMPANY OF NEW YORK,
                             As Collateral Agent for the Noteholders

                             By:  /s/ Gerard F. Gainey
                                  ------------------------------------
                                  Name:  Gerard F. Gainey
                                  Title: Senior Vice President

                             ALTIVA FINANCIAL CORPORATION

                             By:  /s/ Edward B. Meyercord
                                  ------------------------------------
                                  Name:  Edward B. Meyercord
                                  Title: Chief Executive Officer

                             UNITED STATES TRUST COMPANY OF NEW YORK,
                             Trustee, a Attorney-in-Fact for the
                             Replacement QIB Noteholders

                             By:  /s/ Gerard F. Gainey
                                  ------------------------------------
                                  Name:  Gerard F. Gainey
                                  Title: Senior Vice President

                             UNITED STATES TRUST COMPANY OF NEW
                             YORK, Trustee, a Attorney-in-Fact
                             for the Replacement Non-QIB
                             Noteholders

                             By:  /s/ Gerard F. Gainey
                                  ------------------------------------
                                  Name:  Gerard F. Gainey
                                  Title: Senior Vice President

                             VALUE PARTNERS, LTD.

                             By:  /s/ Timothy G. Ewing
                                  ------------------------------------
                                  Timothy G. Ewing
                                  Managing Partner of Ewing & Partners
                                  General Partner of Value Partners, Ltd.


INTERCREDITOR AND COLLATERAL SHARING AGREEMENT                           PAGE 31